UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
 _____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Oregon	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
150 Avery Street, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)
(509) 529-2161
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02    Termination of a Material Definitive Agreement

Effective February 9, 2018, the Key Technology Inc. (the "Company") Restated 1996 Employee Stock Purchase Plan was terminated pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company; Duravant LLC, a Delaware limited liability company ("Duravant"); and Cascade Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Duravant. The Merger Agreement was previously filed with and described in a Form 8-K filed with the SEC on January 31, 2018.

The foregoing is a general description of certain terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement attached as Exhibit 2.1 to Form 8-K filed on January 31, 2018.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective February 7, 2018, the Company's Board of Directors adopted an amendment (the "Amendment") to the Company's Amended and Restated Bylaws. The Amendment provides that Sections 60.801 to 60.816 of the Oregon Business Corporation Act, also known as the "Oregon Control Share Act," do not apply to acquisitions of the Company's voting shares.

The foregoing is a general description of the Amendment and is qualified in its entirety by the text of the Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of the Company was held on February 7, 2018. A brief description of each proposal voted on at the annual meeting and the number of votes cast for, against, withheld and broker non-votes on each proposal is set forth below.
Proposal 1 - The following persons were elected to the Company's Board of Directors to hold office until the 2021 annual meeting of shareholders or until a successor is duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Shannon	4,462,934	90,706	809,474
Donald A. Washburn	4,462,934	90,706	809,474
Proposal 2 - The advisory (non-binding) proposal regarding approval of the fiscal 2017 compensation of the Company's named executive officers received the following vote:

Votes For:	4,511,085
Votes Against:	37,755
Abstentions:	4,800
Broker Non-Votes:	809,474
Proposal 3 - The ratification of the selection of Grant Thornton LLP to serve as the Company's independent registered public accountants for fiscal 2018 received the following vote:

Votes For:	5,357,423
Votes Against:	1,520
Abstentions:	4,171
Broker Non-Votes:	--

Item 9.01        Financial Statements and Exhibits
(d) Exhibits.

3.1	Amendment to the Amended and Restated Bylaws of Key Technology, Inc., dated February 7, 2018.

10.1	Form of Indemnity Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ John J. Ehren
John J. Ehren
President and Chief Executive Officer

Date: February 12, 2018

EXHIBIT INDEX

Exhibit No. Description

3.1	Amendment to the Amended and Restated Bylaws of Key Technology, Inc., dated February 7, 2018.

10.1	Form of Indemnity Agreement